SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant   [X]
Filed by a Party other than the Registrant [ ]

  Check the appropriate box:

       [ ] Preliminary Proxy Statement              [ ] Confidential, For Use of
       [ ] Definitive Proxy Statement                   the  Commission Only (as
       [X] Definitive Additional Materials permitted
           by Rule 14a-6(e)(2))
       [ ] Soliciting Material Under Rule 14a-12


                               PACIFIC GOLD CORP.
                ________________________________________________
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:
       _________________________________________________________________________

(2)    Aggregate number of securities to which transaction applies:
       _________________________________________________________________________

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       _________________________________________________________________________

(4)    Proposed maximum aggregate value of transaction:
       _________________________________________________________________________

(5)    Total fee paid:
       _________________________________________________________________________

[ ]    Fee paid previously with preliminary materials:
       _________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:
       _________________________________________________________________________

(2)    Form, Schedule or Registration Statement No.:
       _________________________________________________________________________

(3)    Filing Party:
       _________________________________________________________________________

(4)    Date Filed:
       _________________________________________________________________________

                               PACIFIC GOLD CORP.
                       157 Adelaide Street West, Suite 600
                            Toronto, Ontario M5H 4E7
                                 (416) 214-1483

                    Notice of Annual Meeting of Shareholders
                           to be held on May 11, 2005



To the Shareholders of Pacific Gold Corp:

         You are cordially invited to attend the annual meeting of shareholders of Pacific Gold Corp.. to be held at Caesar's Palace Hotel and Casino, 3570 Las Vegas Boulevard South, Las Vegas, Nevada, on Wednesday, May 11, 2005, at 10:00 a.m., to consider and act upon the following matters:

         o To elect two directors to serve for the ensuing one-year period or until their successors are elected and qualified;

         o To authorize an amendment to our articles of incorporation to increase the number of shares of authorized common stock to 200,000,000; and

         o To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

         Only shareholders of record at the close of business on April 13, 2005 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

         You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting. Whether or not you expect to attend the meeting, you are earnestly requested to date, sign and return the accompanying form of proxy in the enclosed addressed, postage-prepaid envelope. Returning a proxy will not affect your right to vote in person if you attend the meeting. You may revoke your proxy if you so desire at any time before it is voted. We would greatly appreciate the prompt return of your proxy as this will assist us in preparing for the meeting.

                                      By Order of the Board of Directors


                                      Mitchell Geisler, Chief Operating Officer
Toronto, Ontario
April 28, 2005

                               PACIFIC GOLD CORP.

                                 Proxy Statement


                         Annual Meeting of Shareholders
                           to be held on May 11, 2005
                                   ___________

         This proxy statement and the accompanying form of proxy is furnished to shareholders of Pacific Gold Corp. in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of shareholders to be held at Caesar's Palace Hotel & Casino, 3570 Las Vegas Boulevard South, Las Vegas, Nevada on Wednesday, May 11, 2005, at 10:00 a.m., and at any and all postponements or adjournments.

         This proxy statement, the accompanying notice of meeting of shareholders, the proxy and the annual report to shareholders on Form 10-KSB for the year ended December 31, 2004 are being mailed on or about April 28, 2005 to shareholders of record on April 13, 2005. We are bearing all costs of this solicitation.

What matters am I voting on?

         You are being asked to vote on the following matters:

         o to elect two directors to serve for the ensuing one-year period or until their successors are elected and qualified;

         o to authorize an amendment to articles of incorporation to increase the number of authorized shares of common stock to 200,000,000; and

         o any other business that may properly come before the meeting and any and all postponements or adjournments.

Who is entitled to vote?

         Holders of our common stock as of the close of business on April 13, 2005, the record date, are entitled to vote at the meeting. As of that date, we had issued and outstanding 21,925,667 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the record date.

What is the effect of giving a proxy?

         Proxies in the form enclosed are solicited by and on behalf of our board. The persons named in the proxy have been designated as proxies by our board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

         If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted as follows:

         o FOR the election of the two director nominees listed below under Proposal 1; and

         o      FOR  the   approval  of  the   amendment   to  our  articles  of
                incorporation as described below under Proposal 2.

         If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments. If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxy in accordance with his best judgment.

May I change my vote after I return my proxy card?

         You may revoke your proxy at any time before it is exercised by:

         o delivering written notification of your revocation to our secretary;

         o      voting in person at the meeting; or

         o      delivering another proxy bearing a later date.

         Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

         A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and Nevada law. The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither "for" nor "against" a matter, but are counted in the determination of a quorum.

How many votes are needed for approval of each matter?

         The election of directors requires a plurality vote of the votes cast at the meeting. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee, whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote, will not be counted in the nominee's favor. There is no cumulative voting for directors of our company.

         The amendment to our articles of incorporation to increase the number of authorized shares of common stock must be approved by a majority of the outstanding shares of common stock. Abstentions and broker non-votes will be counted in determining the number of votes required for a majority and will therefore have a negative effect on the outcome.

How do I vote?

         You may vote your shares in one of three ways: by mail, facsimile or in person at the meeting. The prompt return of the completed proxy card vote will assist us in preparing for the meeting. Date, sign and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose. You can specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. If you wish to fax your proxy, please copy both the front and back of the signed proxy and fax same to Olde Monmouth Stock Transfer Company at (732) 872-2728; telephone: (732) 872-2727.

How does the majority stockholder plan to vote?

         The majority stockholder, ZDG Holdings Inc., holds approximately 76% of the issued and outstanding shares of common stock. Mr. Landau, the person with voting control over these shares, and an officer and director of the company, has indicated his intention to vote all of these and any other shares over which he has voting authority in favor of the nominees for director, Mr. Geisler and himself, and for the increase in authorized capital. Therefore, your vote will not change the outcome of these proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table and accompanying footnotes set forth certain information as of April 13, 2005 with respect to the ownership of our common shares by:

         o each person or group who beneficially owns more than 5% of our common shares;

         o      each of our directors;

         o our chief executive officer and our other executive officers whose total compensation exceeded $100,000 during the year ended December 31, 2004; and

         o      all of our directors and executive officers as a group.

         A person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date upon the exercise of warrants or options or conversions of convertible securities. Accordingly, common shares issuable upon exercise of options and warrants that are currently exercisable or exercisable within 60 days of April 13, 2005 have been included in the table with respect to the beneficial ownership of the person owning the options or warrants, but not with respect to any other persons.

    Name and Address                            Shares
    of Beneficial Owner                  Beneficially Owned(1)     Percent of Class(2)
    ___________________                  _____________________     ___________________
    Robert Landau(3)                          16,700,000                  76.2%

    Mitchell Geisler(4)                        1,000,000                   4.6%

    ZDG Holdings Inc.(5)                      16,680,000                  76.1%

    All directors and executive               17,700,000                  80.7%
    officers as a group (two persons)

____________________________________

*        Less than 1%.

(1) Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them, subject to community property laws, where applicable.

(2)      There are  21,925,667  shares  of common  stock  currently  issued  and
         outstanding.   Each  person  beneficially  owns  a  percentage  of  our
         outstanding common shares which such person has the right to vote or dispose and can acquire within 60 days of April 13, 2005 upon the exercise or conversion of options, warrants or convertible securities.

(3) Includes 16,680,000 shares of common stock held by ZDG Holdings Inc. and 5,000 shares of common stock held by ZDG Investments over which Mr. Landau has voting and dispositive control, although he disclaims pecuniary interest in a portion of the shares held by those entities. Mr. Robert Landau's address is c/o Pacific Gold Corp., 157 Adelaide Street West, Suite 600, Toronto, Ontario, Canada.

(4) The business address of Mr. Geisler is c/o Pacific Gold Corp., 157 Adelaide Street West, Suite 600, Toronto, Ontario, M5H 4E7.

(5) The business address of ZDG Holdings Inc. is 23 Sandfield Road, Toronto, Ontario, M3B 2B6. Mr. Robert Landau, the Chief Executive Officer of the company is also the President of ZDG Holdings Inc. and has voting and dispositive control over their shares of common stock.


                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

         Our by-laws currently provide for two directors, each of whom will serve a term of one year. At this annual meeting you are being requested to vote on two directors to serve a term expiring at the next annual meeting or until their successors are elected and qualified.

         Unless authority is withheld, the proxies solicited by our board of directors will be voted "FOR" the election of Mr. Geisler and Mr. Landau. Our management has no reason to believe that Mr. Geisler and Mr. Landau will not be a candidate or will be unable to serve. However, if either should become unable or unwilling to serve as a director, your proxies will be voted for the election of another person as shall be designated by the board of directors.

Information About Directors, Nominees and Executive Officers

         Our directors and executive officers are as follows:

Name                      Age     Position

Robert Landau             33      Chief Executive Officer and Chairman

Mitchell Geisler          34      Chief Operating Officer, Treasurer, Secretary

         Mr. Robert Landau has been the chief executive officer of the company since April 2005. He has been the president and director of ZDG Investments Limited since May 1999. Mr. Landau's experience includes the founding and financing of development stage businesses. Previously, he was an Actuarial Consultant with a large multi-national consulting firm. He has a Bachelor of Commerce - Actuarial Science and Finance degree from the University of Toronto in Toronto, Ontario, Canada.

         Mr. Mitchell Geisler has been the president and chairman of the board from January 2001 to April 2005 when he became the chief operating officer upon the appointment of Mr. Landau as chief executive officer. Mr. Geisler has been the treasurer and secretary of the company since October 2002. Mr. Geisler has more than 15 years of experience in the hospitality and services industry. From 1998 to 2001, Mr. Geisler was president and operator of the Toronto-based 52 Restaurants Inc. Mr. Geisler is a graduate of Toronto's York University in Toronto, and also studied at the University of Tel Aviv. Mr. Geisler, until June 2003, was a director and president and treasurer of GL Energy and Exploration, Inc., a development stage Company engaged in the mineral exploration business. Mr. Geisler was also a director of Uranium Strategies, Inc., both mineral exploratory stage companies.

Independence of Directors

         Our common stock is traded on the over-the-counter bulletin board. Therefore, the company is not required to have independent members of the board of directors. Mr. Landau and Mr. Geisler are not independent directors, as they are employees of the company.

Audit Committee and Financial Expert

         We are not required to have and we do not have an Audit Committee. The company's directors perform some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the financial statements; reviewing the auditors' independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. We do not currently have a written audit committee charter or similar document.

         We have no audit committee financial expert. Our directors have accounting backgrounds and financial statement preparation and interpretation ability obtained over the years from his past business experience. We believe the cost related to retaining a financial expert at this time is prohibitive.
Further, because of nature of our current limited operations, we believe the services of a financial expert are not warranted.

Code of Ethics

         A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

         1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

         2) Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to the Securities and Exchange Commission and in other public communications made by the company.

         3)     Compliance   with   applicable   government   laws,   rules  and
regulations.

         4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

         5)     Accountability for adherence to the code.

         We have not adopted a formal code of ethics statement. The board of directors evaluated the business of the company and the number of employees and determined that since the business is operated by a small number of persons two of whom are officer and directors and the other persons are employed by the company as independent contractors, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines.

Shareholder - Director Communication

         We have neither a nominating committee for persons to be proposed as directors for election to the board of directors nor a formal method of communicating nominees from shareholders. We do not have any restrictions on shareholder nominations under our articles of incorporation or by-laws. The only restrictions are those applicable generally under Nevada Corporate Law and the federal proxy rules. Currently the board of directors decides on nominees, on the recommendation of one or more members of the board. None of the members of the board of directors are "independent." The board of directors will consider suggestions from individual shareholders, subject to evaluation of the person's merits. Stockholders may communicate nominee suggestions directly to any of the board members, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. Although there are no formal criteria for nominees, the board of directors believes that persons should be actively engaged in business endeavors, have a financial background, and be familiar with acquisition strategies and money management.

         Because the management and directors of the company are the same persons, the board of directors has determined not to adopt a formal methodology for communications from shareholders on the belief that any communication would be brought to the boards' attention by virtue of the co-extensive employment.

Board of Directors Meetings and Committees

         Our board of directors held six meetings in 2004. We expect our directors to attend all board and committee meetings, if any, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. The board of directors does not have a formal policy of attendance of directors at the annual meeting. It does encourage such attendance. The company did not have an annual meeting in 2004.

Independent Auditor's Fees

                                      2004        2003
                                     ------      ------
         Audit Fees(1)               $5,490      $4,315
         Audit-Related Fees             -0-         -0-
         Tax Fees                       -0-         -0-
         All Other Fees                 -0-         -0-
                                     ------      ------
                  Total              $5,490      $4,315

--------------------------

(1) Represents the aggregate fees billed for professional services rendered by our principal accountant, Malone & Bailey, PC, for the audit of our annual financial statements for the years ended December 31, 2004, and December 31, 2003 and review of financial statements included in our quarterly reports on Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those periods. There were no additional fees billed by our principal accountant during the years ended December 31, 2004 and 2003.


Pre-Approval Policies and Procedures

         In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent accountant to render audit or non-audit services, the engagement will be approved by our board of directors, or if there is one, the audit committee. Our board of directors approved all of the fees referred to in "Independent Auditor's Fees" above for 20003 and 2004.

Board of Directors Compensation

         Persons who are directors and employees will not be additionally compensated for their services as a director. There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and expense reimbursement plan. It is anticipated that such a plan would be primarily based on stock options.


                            EXECUTIVE COMPENSATION

         The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to us during the fiscal years ended December 31, 2004, 2003 and 2002, by our chief executive officer and our other executive officers whose total compensation exceeded $100,000 during the year ended December 31, 2004 ("Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                 LONG TERM COMPENSATION
                                                                -------------------------------------
                                                                         AWARDS
                                                                ------------------------     PAYOUTS
                                      ANNUAL COMPENSATION       RESTRICTED    SECURITIES    ---------
                                   -------------------------      STOCK       UNDERLYING      LTIP         ALL OTHER
 NAME AND                          SALARY     BONUS    OTHER      AWARD        OPTIONS       PAYOUTS     COMPENSATION
 PRINCIPAL POSITION     YEAR (1)     ($)       ($)      ($)        ($)         SARS(#)         ($)            ($)
 --------------------------------------------------------------------------------------------------------------------
 Mitchell Geisler,        2004    $36,000      $0       $0         $0            $0            $0             $0
 President
 & Director               2003       $0        $0       $0         $0            $0            $0           $6,000

                          2002       $0        $0       $0         $0            $0            $0             $0

(1) For the fiscal year ended December 31, 2004. There was no compensation for this officer for the fiscal year ended December 31, 2003.

(2) On December 8, 2003, Pacific Gold issued an aggregate of 60,000 shares of common stock to Mr. Geisler as compensation and reimbursement for services and expenses in connection with the abandoned acquisition program of certain prospects and other assets in Oregon, various site visits and due diligence activities on behalf of the Company, incurred during 2003. These shares have been valued at $6,000. The shares were issued under the equity performance plan, the shares of which were registered for issuance by Pacific Gold.

(3)      There was no compensation of any kind paid in 2002.


Compensation Arrangements for Executive Officers

         Commencing May 1, 2005, the company will compensate Mr. Robert Landau by accruing $8,000 per month to be paid in shares of common stock calculated at the then market price, in arrears, to be issued at a mutually determined time, from time to time, and will compensate Mr. Mitchell Geisler with a $60,000 annual salary and accruing $2,000 per month to be paid in shares of common stock calculated at the market price, in arrears, to be issued, from time to time, at a mutually determined time, from time to time. The shares will be issued under the 2002 Performance Equity Plan.

         In addition, the company will grant options to Messrs. Landau and Geisler under the 2002 Performance Equity Plan in the amount of 300,000 and 250,000 shares, respectively, vesting over two years at six month intervals, at the market price on the date of grant.

Employee Benefit Plans

         On October 3, 2002, a stockholder owning more than a majority of the Company's common stock executed and delivered a written consent approving the 2002 Performance Equity Plan authorizing up to 3,000,000 shares of common stock for structuring compensation arrangements and to provide an equity incentive for employees and others who are awarded shares under the 2002 Plan. None of the awards as provided under the 2002 Plan are allocated to any particular person or class of persons among those eligible to receive awards. We issued 160,000 shares under this plan during 2003 and an aggregate of 100,000 shares and share options during 2004.

Certain Relationships and Related Transactions

         As of December 31, 2004, the company received various loans totaling $1,683,993 including accrued interest from ZDG Investments Ltd., which owns 5,000 shares and is related to ZDG Holdings Inc., in order fund the business operations. These unsecured promissory notes bear 10% simple interest and are due June 30, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the company's common stock, to file initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of common stock with the Securities and Exchange Commission. Such persons are required by SEC regulations to furnish the company with copies of all Section 16(a) forms they file.

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the company during the year ended December 31, 2004, and upon a review of Forms 5 and amendments thereto furnished to the company with respect to the year ended December 31, 2004, or upon written representations received by the company from certain reporting persons that no Forms 5 were required for those persons, there were no forms that were late or not filed.

                                   PROPOSAL 2
                   AMENDMENT TO OUR ARTICLES OF INCORPORATION

         The company is currently authorized by its articles of incorporation to issue 100,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of the record date, 21,888,167 shares of common stock were outstanding and no shares of preferred stock were issued, outstanding or designated. In addition, the company has reserved approximately 2,840,000 shares of common stock for issuance under the 2002 Performance Equity Plan and approximately 16,666,667 shares of common stock for issuance under the $4,000,000 face amount of convertible debentures issued April 7, 2005 and the 2005 warrants issued in connection with the convertible debentures.

         Based on the number of shares of common stock outstanding as of the record date, the need to reserve shares of common stock as set forth above and the current articles of incorporation limit of 100,000,000 shares of common stock, the board of directors does not believe there is an adequate number of authorized shares of common stock under the articles of incorporation for management to be able to plan for the long-term future growth and development of the company and properly capitalize its operations. Accordingly, the board of directors proposes to amend the articles of incorporation to increase the authorized number of shares of common stock by an additional 100,000,000 shares of common stock to 200,000,000 shares of common stock.

         The board of directors believes approval of the amendment to the articles of incorporation to increase the capital is in the best interest of the company and its stockholders. The authorization of additional shares of common stock will enable the company to meet its obligations under the various employee benefit plans, employment arrangements, convertible debt and outstanding options and warrants and issue options, awards and warrants in the future. In addition, the proposed amendment will give the board of directors flexibility to authorize the issuance of shares of common stock in the future for financing the company's business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits.

         Approval of the proposal will permit the board of directors to issue additional shares of common stock, together with the currently authorized preferred stock, without further approval of the stockholders of the company; and the board of directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. Although the company from time to time reviews various transactions that could result in the issuance of common stock or preferred stock, the company is not a party to any agreement to issue additional shares of its capital stock, except as may be required in connection with the exercise of existing outstanding options and warrants or upon conversion of outstanding debentures, or in connection with options and other stock based awards which may be issued under the 2002 Performance Equity Plan or under any other plan or arrangement the board of directors may hereafter approve. Additionally, although the current and additional authorized capital may be used in connection with acquisitions, the company does not have any plans at present to use any capital stock for any corporate acquisitions. We, therefore, do not have any plans, proposals or arrangements for the issuance or use of the additional authorized shares.

         Other than the availability of authorized common stock and authorized and undesignated preferred stock and limited provisions in the company's by-laws, the company does not have in place provisions which may have an anti-takeover effect. At this annual meeting, the shareholders are being asked to consider and approve a proposal to increase the number of authorized shares of common stock. This proposal has not resulted from the company's knowledge of any specific effort to accumulate the company's securities or to obtain control of the company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise. The company is not submitting any of these proposals to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek board representation.

         The issuance of additional shares of common stock and preferred stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the company's capital stock. It may also adversely affect the market price of the common stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow the company to pursue its business plans, the market price may increase.

         The holders of common stock of the company are entitled to one vote for each share held of record on all matters to be voted on by the stockholders of the company. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of common stock of the company voted in an election of directors can elect the directors of the company. The holders of common stock are entitled to receive dividends when, as, and if declared by the board of directors out of funds legally available therefore. The company never has paid cash dividends on its shares of common stock, and does not currently intend to pay any cash dividends. In the event of liquidation, dissolution or winding up of the company, the holders of the shares of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. Holders of shares of common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the common stock.

         The affirmative vote of a majority of the outstanding common shares is required to approve the amendment to the articles of incorporation.

         If the proposal to amend the articles of incorporation is approved, the fourth article of the articles of incorporation will be amended promptly after the meeting to increase the number of shares of common stock the company is authorized to issue to 200,000,000. The officers of the corporation, in their discretion may decide not if it is determined to be in the best interests of the company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES TO 200,000,000.

                               INDEPENDENT AUDITOR

         A representative of Malone & Bailey LLC, our auditors for the year ended December 31, 2004, is expected to be present at the meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders. The board of directors has selected the independent accounting firm of Malone & Bailey as our auditors for the year ending December 31, 2005.

                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are bearing the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers and regular employees at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.

            2006 ANNUAL MEETING SHAREHOLDER PROPOSALS AND NOMINATIONS

         In order for any shareholder proposal or nominations to be presented at the annual meeting of shareholders to be held in 2006 or to be eligible for inclusion in our proxy statement for such meeting, we must receive it at our principal executive offices by December 26, 2005. Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder's number of shares of common stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or by proxy at the shareholder meeting and material interest, if any, in the matter being proposed.

         Shareholders who wish to recommend to the board of directors a candidate for election to the board of directors should send their letters to Pacific Gold Corp., 157 Adelaide Street West, Suite 600, Toronto, Ontario, Canada M5H 4E7, Attention: Board of Directors. Shareholders must follow certain procedures to recommend to the board of directors candidates for election as directors. In general, in order to provide sufficient time to enable the board of directors to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with our annual meeting of shareholders, the corporate secretary must receive the shareholder's recommendation no later than thirty days after the end of our fiscal year.

                         DISCRETIONARY VOTING OF PROXIES

         Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the 2006 annual meeting of shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office, not later than March 15, 2006.

                           INCORPORATION BY REFERENCE

         This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, including our audited financial statements and supplementary data, management's discussion and analysis of financial condition and results of operations and our quantitative and qualitative disclosures about market risk.

                                  OTHER MATTERS

         The board of directors knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

                                            By Order of the Board of Directors


                                            Mitchell Geisler, President


Toronto, Ontario
April 28, 2005